UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2010
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453
(Address of principal executive offices, including zip code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 25, 2010, Inverness Medical Innovations, Inc. issued a press release announcing that it had extended its offer to exchange up to $100,000,000 in aggregate principal amount of its 7.875% Senior Notes due 2016 that have been registered under the Securities Act of 1933, as amended, for a like principal amount of its outstanding unregistered 7.875% Senior Notes due 2016, to 5:00 p.m., New York City time, on Friday, June 4, 2010, unless further extended.
     A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 25, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Date: May 25, 2010.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 25, 2010.